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                          FIRST AMENDMENT TO OMNIBUS AGREEMENT

         WHEREAS, Shamrock Logistics Operations, L.P. ("Operations") entered into that certain Omnibus Agreement (the "Agreement") with Ultramar Diamond Shamrock Corporation, on behalf of itself and its affiliates, effective April 16, 2001;

         WHEREAS, the Agreement provided for certain purchase options to be exercisable by Operations, including an option to purchase a petroleum products terminal at Ringgold, Texas for $6.5 million; and

         WHEREAS, the parties desire to amend the Agreement to provide for a lower option purchase price to be payable to purchase the Ringgold terminal;

         THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that the Option Purchase Amount provided under the Agreement relating to the Ringgold Storage Facility is hereby amended to be $5,200,000, effective November 1, 2001.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto this November 1, 2001.



                                       ULTRAMAR DIAMOND SHAMROCK
                                       CORPORATION, ON BEHALF OF ITSELF
                                       AND ITS AFFILIATES




                                       /s/ William R. Klesse
                                       --------------------------------
                                       William R. Klesse, its Executive
                                       Vice President




                                       SHAMROCK LOGISTICS OPERATIONS, L.P.
                                           BY: RIVERWALK LOGISTICS, L.P.,
                                           ITS GENERAL PARTNER
                                                 BY: SHAMROCK LOGISTICS
                                                 GP, LLC, ITS GENERAL
                                                 PARTNER




                                                 /s/ Curtis V. Anastasio
                                                 -------------------------
                                                 Curtis V. Anastasio, its
                                                 President and CEO